As filed with the Securities and Exchange Commission on March 22, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-22228
Investment Company Act file number

PNMAC Mortgage Opportunity Fund, LP
 (Exact name of registrant as specified in charter)

3043 Townsgate Road  Westlake Village, California 91361
 (Address of principal executive offices) (Zip code)

Derek W. Stark, Secretary
PNMAC MORTGAGE OPPORTUNITY FUND, LP
3043 Townsgate Road  Westlake Village, California 91361
 (Name and address of agent for service)

Copies to:
Richard T. Prins, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036

(818) 224-7050
Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2017

Item 1. Reports to Stockholders.

PNMAC Mortgage Opportunity Fund, LP
and Subsidiaries

Annual Report
As of and for the year ended December 31, 2017

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Table of Contents

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Consolidated Statement of Assets and Liabilities
December 31, 2017

Assets:
Investments at fair value (cost $13,433,642)	$13,403,258
Receivable from PennyMac Loan Services, LLC	1,711,802
Mortgage loan sales proceeds receivable	11,843,537
Other	78,697
Total assets	27,037,294

Liabilities:
Payable to PennyMac Loan Services, LLC	431,159
Accrued expenses	347,353
Investment advisory fees	48,729
Other	330,265
Total liabilities	1,157,506

Partners’ capital	$25,879,788

Partners’ capital consists of:
Non-controlling Interest	$7,439,100
General Partner	6,228,138
Limited Partner	12,212,550
Total partners’ capital	$25,879,788

The accompanying notes are an integral part of these consolidated financial statements.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Consolidated Schedule of Investments
December 31, 2017

INVESTMENTS - 52%*
MORTGAGE INVESTMENTS - <1%*
	Note	Maturity		Principal	Fair
Description	interest rate	date	State	amount	value
Mortgage loans
Mortgage Loan ID#1000043833	6.38%	2/1/2034	NY	$115,112	$31,157

TOTAL MORTGAGE INVESTMENTS (Cost $61,541)				115,112	31,157

SHORT-TERM INVESTMENT - 52%*
					Fair
Name of Issuer				Shares	value
Short-term investment
Morgan Stanley Liquidity Funds: Government Institutional Shares
- yield 1.10% at December 31, 2017				$13,372,101	$13,372,101

TOTAL SHORT-TERM INVESTMENT (Cost $13,372,101)				13,372,101	13,372,101

TOTAL INVESTMENTS (Cost $13,433,642					$13,403,258

Other assets in excess of other liabilities - 48%*					12,476,530

TOTAL PARTNERS’ CAPITAL - 100%*					$25,879,788

* Percentages are stated as a percent of partners’ capital
All investments are in the United States of America.

The accompanying notes are an integral part of these consolidated financial statements.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Consolidated Statement of Operations
For the Year Ended December 31, 2017

Investment income:
Interest from mortgage loans	$14,829,996
Home Affordable Modification Program incentives	301,049
Short-term investment dividends	99,969
Other	107,916
Total investment income	15,338,930

Expenses:
Collection and liquidation expenses	2,891,970
Mortgage loan servicing fees to PennyMac Loan Services, LLC	1,085,981
Interest on asset-backed financing	1,071,399
Investment advisory fees to PNMAC Capital Management, LLC	508,387
Professional fees	336,436
Administration fees	232,414
Collateral valuation	177,470
Insurance	151,312
Directors’ fees and expenses	147,922
Trustee fees	59,948
Custodian fees	31,389
Investment software licensing	25,301
Taxes	18,425
Mortgage loan accounting fees	14,312
Registration fees	567
Total expenses before mortgage loan servicing fee rebate	6,753,233
Mortgage loan servicing fee rebate from PennyMac Loan Services, LLC	(129,269)
Net expenses	6,623,964
Net investment income	8,714,966

Net realized gain and change in unrealized gain on investments and asset-backed financing:
Net realized gain on investments	6,253,348
Net change in unrealized gain on investments	(18,357,388)
Net change in unrealized gain on asset-backed financing	186,105
Net realized gain and change in unrealized gain on investments
and asset-backed financing	(11,917,935)
Net decrease in partners’ capital resulting from operations	(3,202,969)
Less: increase in partners’ capital resulting from operations attributable to
Non-controlling Interest	2,587,695
Net decrease in partners’ capital resulting from operations attributable to
General and Limited Partners	$(5,790,664)

The accompanying notes are an integral part of these consolidated financial statements.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Consolidated Statements of Changes in Partners’ Capital
For the Years Ended December 31, 2016 and 2017

	Non-controlling	General	Limited
	Interest	Partner	Partner	Total

Partners’ capital, January 1, 2016	$24,920,297	$41,895,520	$84,155,445	$150,971,262
Distributions	(9,213,252)	-	(27,850,000)	(37,063,252)
Increase in partners’ capital from operations:
Net investment income	3,422,132	349	14,573,183	17,995,664
Net realized gain (loss) on investments	3,127,541	(215)	(9,412,835)	(6,285,509)
Net change in unrealized gain on investments	(3,559,836)	(22)	(983,215)	(4,543,073)
Net change in unrealized loss on asset-backed financing	-	(21)	(946,837)	(946,858)
Net change in Carried Interest	-	534,081	(534,081)	-
Net increase in partners’ capital from operations	2,989,837	534,172	2,696,215	6,220,224

Partners’ capital, January 1, 2017	18,696,882	42,429,692	59,001,660	120,128,234
Distributions	(13,845,477)	(34,959,712)	(42,240,288)	(91,045,477)
Increase (decrease) in partners’ capital from operations:
Net investment income	1,121,160	483	7,593,323	8,714,966
Net realized gain on investments	4,963,866	78	1,289,404	6,253,348
Net change in unrealized gain on investments	(3,497,331)	(893)	(14,859,164)	(18,357,388)
Net change in unrealized gain on asset-backed financing	-	11	186,094	186,105
Net change in Carried Interest	-	(1,241,521)	1,241,521	-
Net increase (decrease) in partners’ capital from operations	2,587,695	(1,241,842)	(4,548,822)	(3,202,969)

Partners’ capital, December 31, 2017	$7,439,100	$6,228,138	$12,212,550	$25,879,788

The accompanying notes are an integral part of these consolidated financial statements.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Consolidated Statement of Cash Flows
For the Year Ended December 31, 2017

Cash flows from operating activities:

Net decrease in partners’ capital resulting from operations	$(3,202,969)

Adjustments to reconcile net decrease in partners’ capital resulting from operations to net cash provided by operating activities:

Accrual of unearned discount on mortgage loans	(10,871,237)
Accrual of unearned discount on asset-backed financing	107,663
Capitalization of interest on mortgage loans	(3,930,322)
Net realized gain on investments	(6,253,348)
Net change in unrealized gain on investments	18,357,388
Net change in unrealized loss on asset-backed financing	(186,105)
Principal repayments on mortgage loans	4,389,937
Sale of mortgage loans	103,580,977
Sale of real estate acquired in settlement of loans	21,745,542
Net change in short-term investment	8,630,396
Changes in other assets and liabilities:
Decrease in receivable from PennyMac Loan Services, LLC	9,402,250
Increase in mortgage loan sales proceeds receivable	(2,559,204)
Decrease in other assets	2,351,946
Decrease in payable to PennyMac Loan Services, LLC	(330,026)
Decrease in accrued expenses	(29,125)
Decrease in investment advisory fees	(171,265)
Increase in other liabilities	232,220
Net cash provided by operating activities	141,264,718

Cash flows from financing activities:
Repayment of asset-backed financing	(50,219,241)
Distributions to Non-controlling Interest	(13,845,477)
Distributions to Limited Partner	(42,240,288)
Distributions of Carried Interest to General Partner	(34,959,712)
Net cash used in financing activities	(141,264,718)

Net change in cash	-

Cash at beginning of year	-
Cash at end of year	$-

Supplemental cash flow information:
Cash paid for interest on asset-backed financing	$997,216

The accompanying notes are an integral part of these consolidated financial statements.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Financial Highlights
As of and for the Years Ended December 31, 2017, 2016, 2015, 2014, 2013

For the year ended December 31, 2017
	General	Limited
	Partner (1)	Partner	Total
Total Return (2)
Before Carried Interest	-14.11%	-22.90%	-22.90%
Carried Interest (3)	-4.83%	4.14%	-
After Carried Interest	-18.94%	-18.76%	-22.90%

Internal rate of return (4)	222.03%	9.47%	10.74%

Ratio of net investment income to weighted average
partners capital	22.18%	25.33%	25.33%

Ratio of expenses to weighted average partners’ capital (1)	16.02%	20.80%	20.80%
Carried Interest	57059.65%	-4.14%	-
Ratio of expenses and carried interest to weighted average
partners’ capital	57075.67%	16.66%	20.80%

Partners’ capital, end of year	$6,228,138	$12,212,550	$18,440,688
Portfolio turnover rate			0.00%

For the year ended December 31, 2016
	General	Limited
	Partner (1)	Partner	Total
Total Return (2)
Before Carried Interest	4.14%	5.44%	5.44%
Carried Interest (3)	1.26%	-0.89%	-
After Carried Interest	5.40%	4.55%	5.44%

Internal rate of return (4)	255.85%	9.72%	11.11%

Ratio of net investment income to weighted average
partners capital	15.56%	24.40%	24.40%

Ratio of expenses to weighted average partners’ capital (1)	11.12%	19.56%	19.56%
Carried Interest	-23,806.65%	0.89%	-
Ratio of expenses and carried interest to weighted average
partners’ capital	-23,795.53%	20.45%	19.56%

Partners’ capital, end of year	$42,429,692	$59,001,660	$101,431,352
Portfolio turnover rate			0.00%

(Continued)
The accompanying notes are an integral part of these consolidated financial statements.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Financial Highlights
As of and for the Years Ended December 31, 2017, 2016, 2015, 2014, 2013

For the year ended December 31, 2015
	General	Limited
	Partner (1)	Partner	Total
Total Return (2)
Before Carried Interest	5.09%	5.43%	5.43%
Carried Interest (3)	2.70%	-0.89%	-
After Carried Interest	7.79%	4.54%	5.43%

Internal rate of return (4)	322.00%	9.83%	11.36%

Ratio of net investment income to weighted average
partners capital	6.55%	7.49%	7.49%

Ratio of expenses to weighted average partners’ capital (1)	6.29%	10.09%	10.09%
Carried Interest	-52,330.73%	0.89%	-
Ratio of expenses and carried interest to weighted average
partners’ capital	-52,324.44%	10.98%	10.09%

Partners’ capital, end of year	$41,895,520	$84,155,445	$126,050,965
Portfolio turnover rate			0.00%

For the year ended December 31, 2014
	General	Limited
	Partner (1)	Partner	Total
Total Return (2)
Before Carried Interest	6.67%	5.39%	5.39%
Carried Interest (3)	1.47%	-0.36%	-
After Carried Interest	8.14%	5.03%	5.39%

Internal rate of return (4)	426.38%	10.15%	11.85%

Ratio of net investment income to weighted average
partners capital	9.92%	9.38%	9.38%

Ratio of expenses to weighted average partners’ capital (1)	2.81%	4.41%	4.41%
Carried Interest	-151,179.28%	1.00%	-
Ratio of expenses and carried interest to weighted average
partners’ capital	-151,176.47%	5.41%	4.41%

Partners’ capital, end of year	$40,772,973	$228,041,135	$268,814,108
Portfolio turnover rate			0.00%

(Continued)
The accompanying notes are an integral part of these consolidated financial statements.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Financial Highlights
As of and for the Years Ended December 31, 2017, 2016, 2015, 2014, 2013

For the year ended December 31, 2013
	General	Limited
	Partner (1)	Partner	Total
Total Return (2)
Before Carried Interest	14.95%	13.86%	13.86%
Carried Interest (3)	11.63%	-1.40%	-
After Carried Interest	26.58%	12.46%	13.86%

Internal rate of return (4)	605.95%	10.79%	12.72%

Ratio of net investment income to weighted average
partners capital	2.18%	0.86%	0.86%

Ratio of expenses to weighted average partners’ capital (1)	0.31%	1.68%	1.68%
Carried Interest	-430,447.69%	2.44%	-
Ratio of expenses and carried interest to weighted average
partners’ capital	-430,447.38%	4.12%	1.68%

Partners’ capital, end of year	$37,704,608	$304,323,367	$342,027,975
Portfolio turnover rate			0.00%

(1)	In accordance with the Limited Partnership Agreement of the Master Fund, not all expenses are allocated to the General Partner (see Note 7).
(2)
Total return is calculated for each partner class taken as a whole.  An investor’s return may vary from these returns based on different fee arrangements (as applicable) and the timing of capital transactions.

(3)	The Carried Interest is allocated (and subsequently distributed) by the Master Fund to the General Partner as allocable shares of the Master Fund’s gains.
(4)
Internal rate of return is computed based on the actual dates of the cash inflows (capital contributions) and outflows (distributions), with the exception of distributions declared but not paid, net of carried interest on a life-to-date basis.

The accompanying notes are an integral part of these consolidated financial statements.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year Ended December 31, 2017

Note 1— Fund Liquidation

On August 9, 2017, PNMAC Mortgage Opportunity Fund, LP (the “Master Fund”) sold substantially all of its remaining investments and has subsequently liquidated or entered into transactions that are expected to close during 2018 to resolve the remaining non-cash investment assets. PNMAC Capital Management, LLC (the “Investment Manager”) is in the process of effecting the final resolution of the Master Fund’s remaining non-cash assets, making final distributions to investors and allocating cash reserves to settle the liabilities and obligations of the Master Fund as of December 31, 2017 and to provide for any post-liquidation costs upon dissolution of the Master Fund.

Note 2—Organization

The Master Fund is a limited liability partnership organized under the laws of the state of Delaware. The Master Fund is registered under the Investment Company Act of 1940, as amended. Interests in the Master Fund were issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended. The investment objective of the Master Fund is to achieve attractive total returns by capitalizing on dislocations in the mortgage market through opportunistic investments primarily in U.S. residential mortgages and related assets, instruments, and entities.

The Investment Manager is a registered investment adviser with the Securities and Exchange Commission (the “SEC”). The general partner of the Master Fund is PNMAC Opportunity Fund Associates, LLC (the “General Partner”), a Delaware limited liability company. Both the Investment Manager and General Partner are wholly-owned subsidiaries of Private National Mortgage Acceptance Company, LLC (“PNMAC”).

The Master Fund operates as a master fund in a master-feeder fund structure. The Master Fund acts as a central investment mechanism for (i) PNMAC Mortgage Opportunity Fund, LLC (the “Fund” or “Limited Partner”) and (ii) the General Partner. The Fund owned 47% of the Master Fund at December 31, 2017 and is the sole limited partner. The General Partner has the exclusive right to conduct the operations of the Master Fund.

The Master Fund conducts its operations through its subsidiaries: PNMAC Mortgage Co., LLC, PNMAC Mortgage Co (FI), LLC, and PNMAC Mortgage Co. Funding, LLC (these companies are referred to collectively as the “Mortgage Investments”).

•	PNMAC Mortgage Co. LLC is a wholly owned limited liability company that acquires, holds and works out distressed U.S. residential mortgage loans.

•
PNMAC Mortgage Co (FI), LLC is an investment company that was formed to pool investor capital and take an interest in the proceeds of FNBN I, LLC (“FNBN”). FNBN is a limited liability company formed to own a pool of residential mortgage loans acquired in a transaction with the Federal Deposit Insurance Corporation (the “FDIC”).

PNMAC Mortgage Co (FI), LLC is the sole member and manager of FNBN. Accordingly, PNMAC Mortgage Co (FI), LLC consolidates its investment in FNBN. The FDIC owns a substantial participation interest in the proceeds of the mortgage loans held by FNBN that depends on the amount of proceeds collected. The FDIC’s interest in FNBN is shown as the Non-controlling Interest in the Master Fund (the “Non-controlling Interest”) and is included in the Consolidated Statement of Assets and Liabilities as a component of Partners’ Capital.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year Ended December 31, 2017

The Master Fund owns a 100% interest in and consolidates a series of PNMAC Mortgage Co (FI), LLC. The series holds its own assets and recognizes the revenues and expenses attributable to those assets.
PNMAC Mortgage Co (FI), LLC’s operating agreement with the FDIC governing its investment in FNBN limits PNMAC Mortgage Co (FI), LLC’s ability to transfer any of its rights or interests in FNBN. PNMAC Mortgage Co (FI), LLC may only transfer all or any part of its interest or rights if (i) the transferee is a qualified transferee as defined in the operating agreement and (ii) it first obtains prior written consent of the FDIC. The contract specifies that the consent shall not be unreasonably withheld, delayed or conditioned, if the transferee is a qualified transferee.

•
PNMAC Mortgage Co. Funding, LLC was a wholly owned limited liability company that acquired, held and worked out distressed U.S. residential mortgage loans and held mortgage-backed securities resulting from securitization of such mortgage loans. PNMAC Mortgage Co. Funding, LLC was liquidated on August 31, 2017.

Through its mortgage servicing agreement with PennyMac Loan Services, LLC (“PLS”), the Master Fund proactively works with borrowers to perform mortgage loan servicing and loss mitigation activities to maximize returns and minimize credit losses. PLS is a wholly owned subsidiary of PNMAC.

The Master Fund seeks to maximize the fair value of the mortgage loans that it acquires based on whether the acquired mortgage loans are performing or nonperforming:

•
The objective for performing mortgage loans is fair value enhancement through effective “high touch” servicing, which is based on significant levels of borrower outreach and contact, and the ability to implement long-term, sustainable mortgage loan modification and restructuring programs that address borrowers’ ability and willingness to pay their mortgage loans. Once the Master Fund has improved the credit quality of a mortgage loan, the Master Fund may monetize the enhanced fair value through various disposition strategies.

•
When mortgage loan modifications and other efforts are unable to cure distressed loans, the Master Fund’s objective is to effect timely acquisition and liquidation of the property securing the mortgage loan.

As market conditions permit, PNMAC Mortgage Co., LLC may transfer the mortgage loans it owns to the Master Fund to be securitized for financing purposes or sale. The Master Fund may hold interests in pools of such securitized mortgage loans and invest directly in other mortgage-related investment securities.

The Master Fund began operations on August 11, 2008 and the Fund’s limited partnership agreement specified that the Master Fund was to exist through December 31, 2016, subject to three one-year extensions by the Investment Manager at its discretion, in accordance with the terms of the Limited Partnership Agreement. During 2017, the Investment Manager elected to extend the Master Fund’s term by the second of the three one-year extension periods.
Note 3—Significant Accounting Policies
Basis of Presentation
The Master Fund prepares its consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) as codified by the Financial Accounting Standards Board (“FASB”) in its Accounting Standards Codification (the “Codification”). The Master Fund is classified as an investment company and reports its investments in accordance with the Financial Services - Investment Companies topic of the Codification.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year Ended December 31, 2017

Consolidation
The consolidated financial statements include the accounts of the Master Fund and the Mortgage Investments. Intercompany accounts and transactions have been eliminated upon consolidation.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires the Investment Manager to make estimates and judgments that affect the reported amount of assets and liabilities, recognition of interest income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results will likely differ from those estimates.

Fair Value
The Master Fund carries its investments at fair value with changes in fair value recognized in current period results of operations. The Master Fund groups its assets and liabilities at fair value in three levels, based on the markets in which the assets and liabilities are traded and the observability of the inputs used to determine fair value. The three levels are described below:
Level 1 – Quoted prices in active market for identical assets or liabilities.
Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing an asset or liability and are developed based on market data obtained from sources independent of the Master Fund. These may include quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk and others.
Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, unobservable inputs may be used. Unobservable inputs reflect the Investment Manager’s own judgments about the factors that market participants use in pricing an asset or liability, and are based on the best information available in the circumstances.
As a result of the difficulty in observing certain significant valuation inputs affecting “Level 3” fair value assets and liabilities, the Investment Manager is required to make judgments regarding these assets and liabilities’ fair values. Different persons in possession of the same facts may reasonably arrive at different conclusions as to the inputs to be applied in estimating the fair value of these assets and liabilities and their fair values. Likewise, due to the general illiquidity of some of these assets and liabilities, subsequent transactions may be at values significantly different from those reported.

Short-term Investment
The short-term investment, the Morgan Stanley Liquidity Funds: Government Institutional Shares is carried at fair value with changes in fair value recognized in current period results of operations.  Fair value is based on the fair value per share published by the manager of the money market fund on the valuation date.  The Master Fund’s short-term investment is classified as a “Level 1” fair value asset.

Interest Income
Interest income on mortgage loans is recognized over the life of the mortgage loan using the interest method. The fund administrator estimates, at the time of purchase, the future expected cash flows and determines the effective interest rate based on the estimated cash flows and the Master Fund’s purchase price. The fund administrator updates its cash flow estimates monthly.
Estimating cash flows requires a number of inputs that are subject to uncertainties, including the rate and timing of principal repayments, the mortgage note interest rate, interest rate fluctuations, interest payment shortfalls due to delinquencies on the underlying mortgage loans, the likelihood of modification and the timing of the magnitude of credit losses on the mortgage loans. The Fund Administrator, subject to the oversight of the Investment Manager, applies its judgment in developing such inputs. These uncertainties are difficult to predict and are subject to future events whose outcomes will affect the Master Fund’s interest income.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year Ended December 31, 2017

Home Affordable Modification Program Incentive Fees
The Master Fund receives incentive fees for successful modification of certain mortgage loans that are either delinquent or at risk of default under the U.S. Department of Housing and Urban Development’s Home Affordable Modification Program (“HAMP”). HAMP establishes standard loan modification guidelines for “at risk” homeowners and provides incentive payments to certain participants for achieving modifications and successfully remaining in the program. HAMP incentive fees are recognized as investment income when the Master Fund receives the incentive payments.

Expenses
The Master Fund is charged for those expenses that are directly attributable to it, such as, but not limited to, advisory fees, custody fees, and interest. Expenses that are not directly attributable to the Master Fund are generally allocated among the entities in proportion to their assets. All expenses are recognized on the accrual basis of accounting.

Income Taxes
The Master Fund has elected to be treated as a partnership for federal income tax purposes. Each partner is responsible for the tax liability or benefit relating to such partner’s distributive share of taxable income or loss. Accordingly, no provision for federal income taxes is reflected in the accompanying financial statements.

The Investment Manager’s assessment of the requirement to provide for income taxes also includes an assessment of the liability arising from uncertain income tax positions. The Investment Manager has concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions that will be taken on the tax return for the fiscal year ended December 31, 2017.

The Investment Manager is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. In developing its conclusion, the Investment Manager of the Master Fund has analyzed all tax years that are open for examination by the relevant income taxing authority. As of December 31, 2017, open federal and state income tax years include the tax years ended December 31, 2014 through 2017 and December 31, 2013 through 2017, respectively. The Master Fund has no examination in progress.
If applicable, the Master Fund will recognize interest charges related to unrecognized income tax benefits in “interest” expense and penalties in “other” expenses on the consolidated statement of operations.

No distributions will be made by the Master Fund to cover any income taxes due on Limited Partner’s investments in the Master Fund. Investors may not redeem capital from the Master Fund, and they must have other sources of cash available to them to pay such income taxes.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year Ended December 31, 2017

Partners’ Capital and Non-controlling Interest
Net profits or net losses of the Master Fund for each month are allocated to the capital accounts of partners as of the last day of each month in accordance with the partners’ respective investment ownership percentages of the Master Fund. Net profits or net losses are measured as the net change in the fair value of the partners’ capital of the Master Fund during the fiscal period, before giving effect to any repurchases of interests in the Master Fund, and excluding the amount of any items to be allocated to the capital accounts of the partners of the Master Fund other than in accordance with the partners’ respective investment ownership percentages.

The Non-controlling Interest is secured by a first priority security interest in the mortgage loans owned by FNBN.  The Non-controlling Interest will terminate upon completion of the final distribution of proceeds from FNBN’s mortgage loans. The Non-controlling Interest has no voting rights.  The Non-controlling Interest has a clean-up call right exercisable after 10 years or when the unpaid principal balance of FNBN’s mortgage loans is 10% or less of the unpaid principal balance on the date of commencement of operations.

Distributions are made to the Non-controlling Interest and the Master Fund from cash flows remaining after FNBN is reimbursed for any allowable fees and costs (including management fees payable to FNBN). Initially, the Non-controlling Interest was entitled to receive 80% of proceeds available for distribution until the total distributions were $160 million. This occurred in December 2011 and, as a result, the Non-controlling Interest receives 60% of proceeds available for distribution.
Capital Distributions and Carried Interest
Partner distributions, other than the distributions to the Non-controlling Interest, are made in accordance with the following distribution priorities:

1.
First, 100% to the Limited Partner until the Limited Partner has received 100% of the Limited Partner’s capital contributions (irrespective of whether such capital contributions were used to make investment, pay management fees and expenses or any other purpose);

2.	Second, 100% to the Limited Partner, until the Limited Partner has received a preferred return on the amounts described in (1) above calculated at a rate of 8%, compounded annually;

3.
Third, 100% to the General Partner until the General Partner has received an amount equal to 20% of the sum of (a) the profits distributed to the Limited Partner pursuant to (2) above and (b) the amount paid to the General Partner pursuant to this item (3); and

4.	Thereafter, (i) 80% to the Limited Partner and (ii) 20% to the General Partner.

The amounts relating to items 3 and 4 above relating to the General Partner are referred to as “Carried Interest”. The Carried Interest is allocated (and subsequently distributed) by the Master Fund to the General Partner as allocable shares of the Master Fund’s gains.

Indemnifications
Under the Master Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund may enter into contracts that provide general indemnification to other parties. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred, and may not occur. However, the Master Fund has not had prior claims or losses pursuant to these contracts, has not recorded any amounts as of December 31, 2017, and expects the risk of loss to be remote.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year Ended December 31, 2017

Note 4—Fair Value

Following is a summary of assets that are measured at fair value on a recurring basis for the year ended December 31, 2017:
	Level 1	Level 2	Level 3	Total
Assets:
Short-term investment	$13,372,101	$-	$-	$13,372,101
Mortgage loans	-	-	31,157	31,157
	$13,372,101	$-	$31,157	$13,403,258

There were no transfers of assets measured at fair value between fair value hierarchy levels during the year ended December 31, 2017.
The following tables present a roll forward of assets and liabilities for which “Level 3” fair value inputs were used to determine fair value for the year ended December 31, 2017.
	Mortgage loans	Real estate acquired in settlement of loans	Total
Assets:
Balance at January 1, 2017	$106,836,198	$18,405,400	$125,241,598
Sales	(103,580,977)	(21,745,542)	(125,326,519)
Repayments	(4,389,937)	-	(4,389,937)
Capitalization of interest	3,930,322	-	3,930,322
Accrual of unearned discounts	10,871,237	-	10,871,237
Transfers of mortgage loans and advances to REO	(5,078,515)	6,887,011	1,808,496
Net gains (losses) on investments:
Realized	9,864,527	(3,611,179)	6,253,348
Unrealized	(18,421,698)	64,310	(18,357,388)
Balance at December 31, 2017	$31,157	$-	$31,157

Changes in fair value recognized during the year
relating to assets still held at December 31, 2017	$(68,561)	$-	$(68,561)

 At December 31, 2017, the remaining mortgage loan with a fair value of $31,157 was on non-accrual status.
Asset-backed financing
Liabilities:
Balance at January 1, 2017	$50,297,683
Repayments	(50,219,241)
Accrual of unearned discounts	107,663
Net unrealized loss on borrowings	(186,105)
Balance at December 31, 2017	$-

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year Ended December 31, 2017

Valuation Techniques and Inputs
Most of the Master Fund’s assets and liabilities are carried at fair value with changes in fair value recognized in current period operations. A substantial portion of those assets and liabilities have been “Level 3” fair value assets and liabilities which require the use of significant unobservable inputs in the estimation of the assets and liabilities’ fair values. Unobservable inputs reflect the Investment Manager’s own judgments about the factors that market participants use in pricing an asset or liability, and are based on the best information available under the circumstances.

Because the fair value of “Level 3” fair value assets and liabilities is difficult to estimate, the Investment Manager’s process includes performance of these items’ valuation by a specialized staff and significant executive management oversight. The Investment Manager has assigned the responsibility for estimating the fair values of “Level 3” fair value assets and liabilities to its Financial Analysis and Valuation group (the “FAV group”), which is responsible for estimating the fair value of and monitoring the Master Fund’s investment portfolios and maintenance of its valuation policies and procedures.

The Investment Manager’s FAV group submits the results of its valuations to the Investment Manager’s valuation committee, which oversees and approves the valuations. During the year ended December 31, 2017, the Investment Manager’s valuation committee included the executive chairman, chief executive, chief financial, chief risk, chief enterprise operations, and deputy chief financial officers of PNMAC.

The FAV group monitors the models used for valuation of the Master Fund’s “Level 3” fair value assets and liabilities, including the models’ performance versus actual results and reports those results to the Investment Manager’s valuation committee. The results developed in the FAV group’s monitoring activities are used to calibrate subsequent projections used to estimate fair value.
The FAV group is responsible for reporting to the Investment Manager’s valuation committee on a monthly basis on the changes in the valuation of the portfolio, including major factors affecting the valuation and any changes in model methods and inputs. To assess the reasonableness of its valuations, the FAV group presents an analysis of the effect on the valuation of each of the changes to the significant inputs to the models.
The following describes the methods used to estimate the fair values of “Level 3” fair value assets:
Mortgage Loans
During the year ended December 31, 2017, the Master Fund sold substantially all of its assets, including its investment in mortgage loans at fair value. The fair value of the remaining mortgage loan reflects the loan’s expected mediation settlement proceeds, net of outstanding servicing advances as of December 31, 2017.

Note 5—Investment Advisory, Administration and Custodian Fees

The Master Fund has an Investment Management Agreement with PNMAC Capital Management, LLC. Under the terms of the agreement, the Master Fund pays the Investment Manager a fee equal to an annual rate of 1.5% of the Master Fund’s net asset value so long as the fee does not exceed 1.5% of the aggregate capital contributions to the Master Fund. The investment advisory fee is calculated and accrued monthly based on the partners’ capital balances and is paid to the Investment Manager quarterly after the end of the quarter.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year Ended December 31, 2017

The Master Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Master Fund’s administrator, fund accountant, transfer agent, and dividend paying agent. The Master Fund pays the administrator a monthly fee computed at an annual rate of 0.04% of the first $1,000,000,000 of the Master Fund’s total monthly net assets, 0.03% on the next $1,000,000,000 of the Master Fund’s total monthly net assets, and 0.02% on the balance of the Master Fund’s total monthly net assets subject to an annual minimum fee of $180,000. Administration fees for the year ended December 31, 2017 totaled $232,414.
The Master Fund has engaged U.S. Bank, N.A. to provide mortgage loan accounting services for the mortgage loans held in the Mortgage Investments. The Master Fund and subsidiaries pay U.S. Bank, N.A. a monthly fee computed at an annual rate of 0.9 basis points of unpaid principal balance of mortgage loans subject to a annual minimum fee of $20,000 across all funds managed by the Investment Manager. The mortgage loan accounting fees charged to the Master Fund for the year ended December 31, 2017 totaled $14,312.

U.S. Bank, N.A. serves as the Master Fund’s custodian. The Master Fund pays the custodian a monthly fee computed at an annual rate of one basis point on the Master Fund’s average daily market value of its short-term investment, subject to an annual minimum fee of $28,800 across all funds managed by the Investment Manager. Custodian fees charged to the Master Fund for the year ended December 31, 2017 totaled $31,389.
Note 6—Directors and Officers
The Fund and Master Fund share the same board of directors. The Master Fund’s board of directors has overall responsibility for monitoring and overseeing the investment program of the Master Fund and its management and operations. All directors’ fees and expenses are paid by the Master Fund. Independent directors receive an annual retainer of $100,000 and a fee per meeting of the board of directors or committees of $3,000, subject to a limit of $15,000 per year for all non-regularly-scheduled meetings. The chairperson of the audit committee receives an annual retainer of $10,000 in addition to the amounts above. Directors are reimbursed by the Master Fund for their travel expenses related to board meetings. The total directors’ fees and expenses incurred for the year ended December 31, 2017 were $147,922, of which $33,500 was payable at December 31, 2017.

One of the directors is an officer of the Investment Manager and the Master Fund and receives no compensation from the Master Fund for serving as a Director. Certain officers of the Master Fund are affiliated with the Investment Manager. Such officers receive no compensation from the Master Fund for serving in their respective roles.

Note 7—Transactions with Affiliates

PLS acts as the primary mortgage servicer for all mortgage loans owned by the Master Fund. The servicing agreement between PLS and Master Fund generally provides for servicing fees of 50 to 100 basis points of unpaid principal balance per year, depending on the type and quality of mortgage loans being serviced, plus other specified fees and charges. The servicing agreement also requires that PLS will rebate to the Master Fund an amount equal to the cumulative profit, if any, of the servicing operations attributable to the mortgage loans owned by the Master Fund, and conversely, charge the Master Fund if a loss has been incurred in order to effect overall “at cost” pricing with respect to mortgage loan servicing activities for such assets. Under a separate agreement between the Master Fund and the Investment Manager, the Investment Manager will cause PLS to rebate to the Master Fund an amount equal to 13% of servicing-related fees charged to the Master Fund to approximate overall “at cost” pricing with respect to mortgage loan servicing activities for such assets, and the Investment Manager will represent on an annual basis to the Master Fund’s board of directors whether servicing fees paid net of the rebate have in fact not exceeded the actual cash costs incurred in servicing the mortgage loans owned by the Master Fund. Total mortgage loan servicing fees charged by PLS before the rebate for the year ended December 31, 2017 totaled $1,085,981, of which PLS reduced by providing a rebate of $129,269.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year Ended December 31, 2017

Following is a summary of the receivable from PLS on the Consolidated Statement of Assets and Liabilities as of December 31, 2017:

Collection and liquidation advances	$617,143
Deposits to fund litigation and collection costs	578,727
Mortgage loan sale and payoff proceeds	456,000
Trailing gains and other income	59,932
Total	$1,711,802

Following is a summary of the payable to PLS on the Consolidated Statement of Assets and Liabilities as of December 31, 2017:

Mortgage loan servicing fee rebate security deposit	$300,000
Mortgage loan servicing expenses payable	129,974
Mortgage loan servicing fees payable, net of rebate	1,185
Total	$431,159

Following is a summary of payments made to the Investment Manager for reimbursable expenses paid on the Master Fund and subsidiaries’ behalf during the year ended December 31, 2017:

Professional fees	$324,715
Collateral valuation	169,295
Insurance	121,047
Investment software licensing	29,443
Custodian fees	6,287
Registration fees	567
Total	$651,354

The Master Fund incurred investment advisory fees of $508,387 during the year ended December 31, 2017, of which $48,729 was payable to the Investment Manager at December 31, 2017.

The following table presents a roll forward of Carried Interest allocated to the General Partner for the year ended December 31, 2017:

Balance at January 1, 2017	$42,427,411
Carried Interest recognized during the year	(1,241,521)
Distributions	(34,959,712)
Balance at December 31, 2017	$6,226,178

The General Partner is not charged a management fee. The only expenses charged to the General Partner are those specifically relating to it.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Notes to Consolidated Financial Statements
As of and for the Year Ended December 31, 2017

Note 8—Risk Factors
The Master Fund clears substantially all of its investment purchases and sales and maintains substantially all of its investments and short-term investment positions at U.S. Bank, N.A. Credit risk is measured by the loss the Master Fund would record if U.S. Bank, N.A. failed to perform pursuant to the terms of its obligations.
Note 9—Subsequent Events
The Investment Manager has evaluated all events or transactions through the date of issuance of these financial statements. On March 1, 2018, the Master Fund made cash distributions in the amount of $11,200,338 to the Fund for the payment of distributions to common shareholders and $5,939,662 to the General Partner for the payment of Carried Interest.

****

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Report of Independent Registered Public Accounting Firm
As of and for the Year Ended December 31, 2017

Deloitte & Touche LLP 555 West 5th Street Suite 2700 Los Angeles, CA 90013-1010 USA Tel: +1 213 688 0800 Fax: +1 213 688 0100

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners and the Board of Directors of PNMAC Mortgage Opportunity Fund, LP and subsidiaries

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of PNMAC Mortgage Opportunity Fund, LP and subsidiaries (the “Master Fund”), including the consolidated schedule of investments, as of December 31, 2017, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in partners’ capital for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Master Fund as of December 31, 2017, and the results of its consolidated operations and its consolidated cash flows for the year then ended, the consolidated changes in its partners’ capital for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on the Master Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. The Master Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Master Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

PNMAC Mortgage Opportunity Fund, LP and Subsidiaries
Report of Independent Registered Public Accounting Firm
As of and for the Year Ended December 31, 2017

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of Matter

As discussed in Note 1 to the consolidated financial statements, on August 9, 2017, the Master Fund sold substantially all of its remaining investments and has subsequently liquidated or entered into transactions that are expected to close during 2018 to resolve the remaining non-cash investment assets. PNMAC Capital Management, LLC (the “Investment Manager”) is in the process of effecting the final resolution of the Master Fund’s remaining non-cash assets, making final distributions to investors and allocating cash reserves to cover the liabilities and obligations of the Master Fund as of December 31, 2017 and to provide for any post-liquidation costs upon dissolution of the Master Fund. Our opinion is not modified with respect to this matter.

March 1, 2018

We have served as the auditor of one or more PNMAC investment companies since 2008.

PNMAC Mortgage Opportunity Fund, LP
Additional Information

Form N-Q
The Master Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Master Fund’s Form N-Q is available without charge by visiting the SEC’s Website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities owned by the Master Fund and information regarding how the Master Fund voted proxies relating to portfolio securities are available to stockholders (i) without charge, upon request, by calling the Master Fund collect at (818) 224-7442; and (ii) on the SEC’s Website at http://www.sec.gov.

Board of Directors
The Master Fund’s Form N-2 includes additional information about the Master Fund’s directors and is available upon request without charge by calling the Master Fund collect at (818) 224-7442 or by visiting the SEC’s Website at www.sec.gov.

Forward-Looking Statements
This report contains “forward-looking statements,’’ which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may,’’ “will,’’ “believe,’’ “attempt,’’ “seem,’’ “think,’’ “ought,’’ “try,’’ and other similar terms. The Master Fund’s past investment performance and returns are not predictive of its future investment performance and returns. The Master Fund cannot promise future investment performance or returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Approval of Investment Management Agreement
June 20, 2017, the Board of Directors of the Master Fund and the Fund (collectively, the “Funds”), including the “non-interested” Directors (the “Independent Directors”), met in person and voted to approve the continuance of the Investment Management Agreements (including the portions of the Master Fund’s partnership agreement referred to therein) with the Investment Manager for an additional year.

In considering whether to recommend approval of the Investment Management Agreements, the Independent Directors reviewed materials provided by the Investment Manager and counsel to the Independent Directors. The Independent Directors also met with senior personnel of the Investment Manager and discussed a number of topics affecting their determination, including the following:

(i) The nature, extent, and quality of services expected to be provided by the Investment Manager. The Independent Directors reviewed the services that the Investment Manager provided to the Funds since inception in August 2008 and are expected to continue to provide to the Funds.  In addition, the Independent Directors considered the size, education, background, and experience of the Investment Manager’s staff, including the mortgage finance and capital markets experience of the Investment Manager’s senior management team.  Lastly, the Independent Directors reviewed the Investment Manager’s ability to attract and retain quality and experienced personnel.  The Independent Directors concluded that the scope of services provided since inception and expected to be provided by the Investment Manager to the Funds, and the experience and expertise of the personnel performing such services, was consistent with the nature, extent, and quality expected of an investment adviser of investment vehicles such as the Funds.

PNMAC Mortgage Opportunity Fund, LP
Additional Information

 (ii) The investment performance of the Funds and the Investment Manager.  The Independent Directors received information about the performance of the Funds and the Investment Manager in managing the Fund.  The Directors also received performance information regarding the Funds compared to certain indexes, benchmarks, and/or registered and non-registered funds managed by other investment advisers that had somewhat comparable investment programs.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager and its affiliates from the relationship with the Funds.  The Independent Directors considered the estimated cost of the services provided by the Investment Manager.  As part of their analysis, the Independent Directors gave substantial consideration to the compensation payable to the Investment Manager.  The Independent Directors noted that the compensation terms would remain the same.  In reviewing the management compensation, the Independent Directors considered the management fees and operating expense ratios of other registered and non-registered funds managed by other investment advisers that had somewhat comparable investment programs.  The Independent Directors also reviewed and took into account other relationships between the Funds and the Investment Manager and its related persons, including the shareholder servicing agreement between the Investment Manager and the Fund, the mortgage servicing agreements between the Master Fund and an affiliate of the Investment Manager, and an agreement with BlackRock, which has an investment in the Investment Manager’s parent company, for a portfolio valuation analytic model.  The Independent Directors also considered the compensation charged by the Investment Manager to its other clients.  Finally, the Independent Directors took those other service agreements into account in the context of evaluating the profitability of the Investment Manager in respect of the overall relationship of the Investment Manager and its related persons to the Funds.

(iv) Economies of Scale.  The Independent Directors also considered that possible economies of scale from future growth of the Funds were not relevant inasmuch as the Funds were closed to any new investment and had limited terms.

The Independent Directors had an opportunity to have Executive Session with counsel to the Independent Directors.  During the course of their deliberations at the meeting on June 20, 2017, the Independent Directors thoroughly reviewed and evaluated the factors to be considered for approval of the Investment Management Agreements including, but not limited to:  the expenses incurred in performance of services by the Investment Manager; the compensation to be received by the Investment Manager under the Investment Management Agreements; the fees charged by the Investment Manager’s peers; the past performance of the Investment Manager; and the range and quality of services provided by the Investment Manager.

The Independent Directors expressed satisfaction with the information provided at the meeting on June 20, 2017 and prior meetings, and acknowledged that they had received sufficient information to consider and approve the continuance of the Investment Management Agreements.  No single factor was determinative to the decision of the Independent Directors.  Rather, after weighing all of the reasons discussed above, the Independent Directors unanimously approved the continuance of the Investment Management Agreements.

The Independent Directors concluded that the compensation that the Investment Manager would receive under the Investment Management Agreements was reasonable.

Name, Age, and Address	Positio(s) Held with Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Master Fund Complex Overseen by Director and Officers	Other Directorships/ Trusteeships Held

Independent Directors
Nancy Corsiglia (60) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Suite 360 Westlake Village, CA 91361	Director; Audit Committee Member; Governance and Nominating Committee Chairman	Indefinite Term. Served from August 25, 2010 until July 9, 2016.	Managing Director of Devonshire Advisory Group since 2009. Engagement Partner at Tatum from 2014 to 2015 and Managing Director-Finance at Strategic Risk Associates, LLC from 2012 to 2014. Previously, Executive Vice President and Chief Financial Officer of Bank of Virginia from 2010 to 2011. Previously, Executive Vice President and Chief Financial Officer of Federal Agricultural Mortgage Corp.	2
Member of Advisory Board of Apprendis LLC and Member of Board of Directors of Partners for Haitian Children. Previously a member of Board of Trustees of the Stoneleigh-Burnham School and Board of Directors of the National Symphony Orchestra.

Thomas P. Gybel (50) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Suite 360 Westlake Village, CA 91361	Director; Audit Committee Chairman; Governance and Nominating Committee Member	Indefinite Term. Served since May 29, 2008.	Senior advisor to financial services companies, Managing Director of White Mountains Capital Inc. from 2008 to 2010, and Managing Director of Global Finance for Deutsche Bank Securities Inc. from 2004 to 2007.	2	Member of Board of Directors and Chairman of the Special Committee of Ambac Assurance Corporation and Member of Board of Directors of Det Danske Suzuki Institut.

Peter W. McClean (73) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Suite 360 Westlake Village, CA 91361	Director; Audit Committee Member; Governance and Nominating Committee Member	Indefinite Term. Served from May 29, 2008 until September 19, 2016.	Managing Director of Gulfstream Advisors LLC since 2004 and President and Chief Executive Officer of Measurisk LLC from 2001 through 2003.	2	Member of Board of Directors of Northeast Bank, AZL Variable Insurance Products Trust and AZL Fund of Funds Trust (Allianz Funds).

PNMAC Mortgage Opportunity Fund, LP
Directors and Officers

Name, Age, and Address	Position(s) Held with Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Master Fund Complex Overseen by Director and Officers	Other Directorships/ Trusteeships Held

Interested Directors
David A. Spector (54) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Suite 360 Westlake Village, CA 91361	Director, President and Chief Executive Officer, Authorized Person	Indefinite Term. Served since May 29, 2008.	President and Chief Executive Officer of the Investment Adviser; formerly, Executive Managing Director and Chief Investment Officer of the Investment Adviser.	2
Member of the Board of Directors of: PennyMac Financial Services, Inc.; PNMAC Mortgage Co., LLC; PennyMac Loan Services, LLC; PNMAC Opportunity Fund Associates, LLC; Copper Securities Holding, LLC; PennyMac GP OP, Inc.; PennyMac Corp; PennyMac Loan Services, Inc.; PNMAC Capital Management, LLC; PMT NPL Financing, LLC; PNMAC Finance Corporation; and PMT Funding, LLC. Member of the Board of Trustees of PennyMac Mortgage Investment Trust.

Stanford L. Kurland (65) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Suite 360 Westlake Village, CA 9 1361	Founder and Executive Chairman of the Investment Advisor	Indefinite Term. Served from May 29, 2008 until February 24, 2017.	Founder and Executive Chairman of the Investment Adviser; formerly, Chairman and CEO of the Investment Adviser.	2
Member of the Board of Directors of: PennyMac Financial Services, Inc.; PNMAC Mortgage Co., LLC; PennyMac Loan Services, LLC; PNMAC Opportunity Fund Associates, LLC; Copper Securities Holding, LLC; PennyMac GP OP, Inc.; PennyMac Corp; PennyMac Loan Services, Inc.; PNMAC Capital Management, LLC; PMT NPL Financing, LLC; PNMAC Finance Corporation; and PMT Funding, LLC. Member of the Board of Trustees of PennyMac Mortgage Investment Trust.

David M. Walker (62) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Suite 360 Westlake Village, CA 91361	Senior Managing Director and Chief Risk Officer (no title with the Master Fund, only with the Investment Adviser)	Indefinite Term. Served since May 29, 2008.	Senior Managing Director and Chief Risk Officer of the Investment Adviser; formerly, Chief Risk Officer of the Investment Adviser, Chief Credit and Enterprise Risk Officer of the Investment Adviser, and Chief Credit Officer of the Investment Adviser.	2	None

PNMAC Mortgage Opportunity Fund, LP
Directors and Officers

Name, Age, and Address	Position(s) Held with Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Master Fund Complex Overseen by Director and Officers	Other Directorships/ Trusteeships Held

Anne D. McCallion (63) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Suite 360 Westlake Village, CA 91361	Senior Managing Director and Chief Enterprise Operations Officer	Indefinite Term. Served since April 27, 2009.	Senior Managing Director and Chief Enterprise Operations Officer of the Investment Adviser; formerly Senior Managing Director and Chief Financial Officer of the Investment Adviser.	2	Director of PennyMac Corp.; Director of PennyMac GP OP, Inc.

Derek W. Stark (50) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Suite 360 Westlake Village, CA 91361	Managing Director, Chief Legal Officer and Secretary, Authorized person	Indefinite Term. Served since August 14, 2012.	Managing Director, General Counsel, and Secretary of the Investment Adviser.	2	Member of the Board of Managers of Copper Insurance, LLC; Member of the Board of Trustees of West Hills Hospital & Medical Center.

Emily Silva (53) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Suite 360 Westlake Village, CA 91361	Chief Compliance Officer	Indefinite Term.	Chief Compliance Officer of the Investment Adviser; Assistant Compliance Director, Cipperman Compliance Services, LLC.	2	None

Vandad Fartaj (43) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Suite 360 Westlake Village, CA 91361	Senior Managing Director and Chief Capital Markets Officer (no title with the Master Fund, only with the Investment Adviser)	Indefinite Term. Served since March 3, 2010	Senior Managing Director and Chief Capital Markets Officer of the Investment Adviser; formerly, Managing Director, Capital Markets for the Investment Adviser.	2	None

Andy S. Chang (40) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Suite 360 Westlake Village, CA 91361	Senior Managing Director and Chief Financial Officer	Indefinite Term. Served since February 24, 2017	Senior Managing Director and Chief Financial Officer of the Investment Adviser; formerly, Senior Managing Director and Chief Business Development Officer of the Investment Adviser.	2	Member of the Board of Managers of Copper Insurance, LLC.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-818-746-2046

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Thomas P. Gybel is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, and tax services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed to the Fund and an affiliated Fund, PNMAC Mortgage Opportunity Fund, LLC, for each of the last two fiscal years for audit fees and tax fees by the principal accountant.

	FYE 12/31/2017	FYE 12/31/2016
Audit Fees	$190,000	$190,000
Audit-Related Fees	$0	$ 0
Tax Fees	$25,000	$25,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2017	FYE 12/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time, permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not including any sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2017	FYE 12/31/2016
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) The Five persons with the most significant responsibility for the day-to-day management of the Registrant’s portfolio are Stanford L. Kurland, David A. Spector, Daniel S. Perotti, Andrew S. Chang, and Vandad Fartaj. The titles, business experience, and length of service of Messrs. Kurland, Spector, Perotti, Chang, and Fartaj are included in the following table:

Name	Title	Length of Service	Business Experience During Past 5 Years	Role of Portfolio Manager
Stanford L. Kurland (65) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Westlake Village, CA 91361	Founder and Executive Chairman of the Investment Advisor	Served in various management roles since May 29, 2008	Founder and Executive Chairman of the Investment Adviser.	Founder and Executive Chairman of the Investment Adviser.
David A. Spector (54) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Westlake Village, CA 91361	President and Chief Executive Officer of the Investment Adviser	Served in various management roles since May 29, 2008	President and Chief Executive Officer of the Investment Adviser
As President and Chief Executive Officer, is responsible for oversight of all activities pertaining to investments, and directs the activities of portfolio management, capital markets, and credit as each relates to mortgage credit and company credit risk

Daniel S. Perotti (37) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Westlake Village, CA 91361	Senior Managing Director and Deputy Chief Financial Officer of the Investment Advisor	Served in various management roles since October 7, 2013	Senior Managing Director and Deputy Chief Financial Officer of the Investment Adviser; formerly, Managing Director of Financial Analysis and Valuation for the Investment Advisor.
As Senior Managing Director and Deputy Chief Financial Officer, is responsible for oversight of all accounting and tax operations, Sarbanes-Oxley compliance, analysis of realized and projected financial performance, and valuation of investment assets.

Andrew S. Chang (40) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Westlake Village, CA 91361	Senior Managing Director and Chief Financial Officer of the Investment Adviser	Served in various management roles since May 29, 2008	Senior Managing Director and Chief Financial Officer of the Investment Adviser	As Senior Managing Director and Chief Financial Officer, is responsible for overseeing financial management, reporting and controls; corporate development and investor relations activities.
Vandad Fartaj (43) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Westlake Village, CA 91361	Senior Managing Director and Chief Capital Markets Officer of the Investment Adviser	Served in various management roles since March 3, 2010	Senior Managing Director and Chief Capital Markets Officer of the Investment Adviser
As Senior Managing Director and Chief Capital Markets Officer, is responsible for all capital markets and investment-related activities, including the development and execution of investment strategies, secondary marketing and hedging activities; developing and managing relationships with Wall street banks, GSEs, and institutional investors.

(2) The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of December 31, 2017:

Name of Manager	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for Which Advisory Fee is Based on Performance	Assets in Accounts for Which Advisory Fee is Based on Performance
Stanford L. Kurland
Registered investment companies	2	$27,381,000	2	$27,381,000
Other pooled investment vehicles	3	$5,620,522,000	2	$5,620,141,000
Other accounts				$0
David A. Spector
Registered investment companies	2	$27,381,000	2	$27,381,000
Other pooled investment vehicles	3	$5,621,486,000	2	$5,615,783,000
Other accounts				$0

Vandad Fartaj
Registered investment companies	2	$27,381,000	2	$27,381,000
Other pooled investment vehicles	3	$5,621,486,000	2	$5,615,783,000
Other accounts				$0
Daniel S. Perotti
Registered investment companies	2	$27,381,000	2	$27,381,000
Other pooled investment vehicles	3	$5,621,486,000	2	$5,615,783,000
Other accounts				$0
Andrew S. Chang
Registered investment companies	2	$27,381,000	2	$27,381,000
Other pooled investment vehicles	3	$5,621,486,000	2	$5,615,783,000
Other accounts				$0

 Potential Material Conflicts of Interests:

The Investment Adviser and its respective affiliates, members and employees may manage or advise other clients, including other investment vehicles and entities (“Other Accounts”). Investment opportunities will be apportioned among the Fund and Other Accounts pursuant to an allocation methodology that assesses the risk/expected return of loans in a given population such that each Fund and Other Accounts receive a pro-rata share based on capital available for investment. There is no assurance that the Fund will be offered any specific investment opportunities that come to the attention of the Investment Adviser or that the Fund will be permitted to invest the full amount it desires to invest in any such opportunity that is made available.

(3) Compensation:

Messrs. Kurland, Spector, Perotti, Chang, and Fartaj receive a fixed salary and a discretionary bonus from Private National Mortgage Acceptance Company, LLC (“PennyMac”), the parent company of the Investment Adviser. Additionally, each of the managers will receive pro rata distributions of the profits of PennyMac based on his equity interest therein. During the year ended December 31, 2017, Messrs. Kurland, Spector, Perotti, Chang, and Fartaj received from one of the managed accounts, restricted stock units which vest over a three year period and performance based stock units that may vest over a three year period if certain performance measures are satisfied. None of Messrs. Kurland, Spector, Perotti, Chang and Fartaj receive any direct compensation from the Registrant.

(4) The following table provides information about the dollar range of equity securities in the registrant beneficially owned by each of the portfolio managers as of December 31, 2017:

Name of Manager	Aggregate Dollar Range of Holdings in the Registrant
Stanford L. Kurland	None
David A. Spector	None
Daniel S. Perotti	None
Andrew S. Chang	None
Vandad Fartaj	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any changes to procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable during this period.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable during this period.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  PNMAC Mortgage Opportunity Fund, LP

By (Signature and Title)        /s/ David A. Spector, CEO
  David A. Spector, CEO

Date        3/22/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)        /s/ David A. Spector, CEO
   David A. Spector, CEO

Date        3/22/18

By (Signature and Title)        /s/ Andrew S. Chang, CFO
  Andrew S. Chang, CFO

Date        3/22/18